UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010*

*	This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Target Return Fund. The remaining series of the Registrant, MFS Commodity Strategy Fund, has a fiscal year end of April 30.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS INVESTMENT MANAGEMENT

SSW
NNE
NE

Annual report

MFS® Diversified Target Return Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

10/31/10

DTR-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we near the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure based on market value (a)

Top ten holdings (b)
Morgan Stanley MXN Fixed Rate Swap - 6.18 OCT 09 17	11.7%
Markit iTraxx Europe Series 13 - 1.00 JUN 20 15	8.7%
DAX Index Future - DEC 17 10	8.5%
Markit CDX.NA.HY Series 14 - 5.00 JUN 20 15	8.4%
Markit iTraxx Europe Series 11 - 1.85 JUN 20 14	7.6%
DJ Euro Stoxx 50 Future - DEC 17 10	(5.6)%
Deutsche Bank CHF Fixed Rate Swap - 1.955 SEP 15 20	(9.6)%
S&P 400 Mid Cap E-Mini Future - DEC 17 10	(11.6)%
Russell 2000 E-Mini Future - DEC 17 10	(13.6)%
S&P 500 Future - DEC 16 10	(30.9)%

Portfolio structure reflecting equivalent exposure of derivative positions (b)

Portfolio Composition – continued

(a)	For purposes of this presentation, components include the market value of securities, less any securities sold short, and the market value of derivative contracts (excluding the financing leg of swap agreements which are included in Cash & Other Net Assets) and may, from time to time, be negative. The bond component will include any accrued interest amounts. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(b)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Percentages are based on net assets including the equivalent exposure of derivatives as of 10/31/10. The market value of derivatives may be different. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

From time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 10/31/10.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Target Return Fund (the “fund”) seeks to achieve its investment objective through a combination of MFS’ individual security selection of primarily equity securities and a sub-advised derivatives overlay designed to manage the fund’s exposure to markets and currencies.

The fund’s investment strategy attempts to separate security selection decisions from market and currency exposure decisions. MFS seeks to identify issuers that it believes provide opportunities to generate returns over and above performance generated by movements in the applicable market. MFS generally seeks to diversify the fund’s investments in terms of market capitalization (e.g. small, mid and large cap), style (e.g. growth and value), and location (e.g. U.S. and foreign). The derivatives overlay attempts to reduce volatility compared to the overall equity market and to generate positive returns by adjusting the fund’s exposure to the markets and currencies resulting from MFS’ individual security selections.

For the twelve months ended October 31, 2010, Class A shares of the MFS Diversified Target Return Fund provided a total return of 6.63%, at net asset value. This compares with a return of 2.60% for the fund’s benchmark, the Barclays Capital 1-3 Year U.S. Treasury Bond Index.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty

Management Review – continued

remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Factors Affecting Performance

During the reporting period, the fund’s market allocation, particularly its exposure to equity markets via holdings of equity index futures, was the principal contributor to performance as these instruments tracked the strong returns of their corresponding markets. The equity portion of the fund is managed in a number of sleeves dedicated to specific equity market segments. Overall, security selection was a positive contributor to performance, particularly in the international small and mid cap stock market segments. The contribution to performance of the fund’s security selection in international core equity markets was also strong.

Exposure to fixed income markets, obtained by holding credit default swaps, interest rate swaps, and futures on fixed income instruments, such as U.S. Treasury securities and foreign bonds, was another positive factor for performance.

The fund’s currency allocation component of the derivative overlay was also a positive contributor to performance, particularly our short exposure to the Euro, which depreciated against the U.S. dollar over the reporting period.

Respectfully,

Curt Custard	Jonathan Davies	Joseph Flaherty	Andreas Koester
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Natalie Shapiro	Philip Torres
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective March 2010, Jonathan Davies and Andreas Koester became co-managers of the fund. Effective July 2010, Philip Torres became a co-manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	12/20/07	6.63%	(1.46)%
B	12/20/07	5.77%	(2.14)%
C	12/20/07	5.78%	(2.17)%
I	12/20/07	6.81%	(1.19)%
W	12/20/07	6.71%	(1.25)%
R1	12/20/07	5.78%	(2.17)%
R2	12/20/07	6.30%	(1.67)%
R3	12/20/07	6.50%	(1.43)%
R4	12/20/07	6.81%	(1.19)%
Comparative benchmark
Barclays Capital 1-3 Year U.S. Treasury Bond Index (f)		2.60%	3.62%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		0.50%	(3.47)%
B With CDSC (Declining over six years from 4% to 0%) (x)		1.77%	(2.96)%
C With CDSC (1% for 12 months) (x)		4.78%	(2.17)%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital 1-3 Year U.S. Treasury Bond Index – measures the performance of public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2010 through October 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/10	Ending Account Value 10/31/10	Expenses Paid During Period (p) 5/01/10-10/31/10
A	Actual	1.40%	$1,000.00	$976.57	$6.97
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
B	Actual	2.15%	$1,000.00	$971.86	$10.69
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
C	Actual	2.15%	$1,000.00	$971.83	$10.69
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
I	Actual	1.15%	$1,000.00	$976.77	$5.73
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
W	Actual	1.25%	$1,000.00	$975.69	$6.22
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R1	Actual	2.15%	$1,000.00	$971.83	$10.69
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
R2	Actual	1.65%	$1,000.00	$974.33	$8.21
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39
R3	Actual	1.40%	$1,000.00	$975.56	$6.97
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
R4	Actual	1.15%	$1,000.00	$976.77	$5.73
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 88.4%
Issuer	Shares/Par	Value ($)

Aerospace - 2.2%
BE Aerospace, Inc. (a)	930	$34,187
Boeing Co.	2,600	183,664
Cobham PLC	44,458	164,986
Goodrich Corp.	7,890	647,532
Honeywell International, Inc.	9,240	435,296
Lockheed Martin Corp.	12,150	866,174
Moog, Inc., “A” (a)	3,480	130,848
Northrop Grumman Corp.	14,699	929,124
Precision Castparts Corp.	2,640	360,571
United Technologies Corp.	9,830	734,989

		$4,487,371
Airlines - 0.2%
Copa Holdings S.A., “A”	4,240	$215,095
Qantas Airways Ltd. (a)	21,269	59,364
Southwest Airlines Co.	2,170	29,859
United Continental Holdings, Inc. (a)	1,880	54,595

		$358,913
Alcoholic Beverages - 0.8%
Anheuser-Busch InBev N.V., ADR	1,940	$122,026
Companhia de Bebidas das Americas, ADR	1,350	187,974
Diageo PLC	18,712	345,406
Heineken N.V.	14,897	755,119
Pernod Ricard S.A.	1,266	112,258

		$1,522,783
Apparel Manufacturers - 1.0%
Compagnie Financiere Richemont S.A.	2,298	$114,614
Hanesbrands, Inc. (a)	1,900	47,120
Li & Fung Ltd.	48,000	255,185
LVMH Moet Hennessy Louis Vuitton S.A.	5,155	807,874
NIKE, Inc., “B”	2,730	222,331
Phillips-Van Heusen Corp.	4,550	279,097
Sanyo Shokai Ltd.	6,000	23,611
Stella International Holdings Ltd.	19,000	39,955
Swatch Group Ltd.	324	123,832

		$1,913,619

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Automotive - 0.8%
Bayerische Motoren Werke AG	4,561	$326,985
DENSO Corp.	6,500	202,342
Ford Motor Co. (a)	12,590	177,897
Harley-Davidson, Inc.	1,690	51,849
Harman International Industries, Inc. (a)	490	16,440
Johnson Controls, Inc.	15,650	549,628
Lear Corp. (a)	1,380	121,992
USS Co. Ltd.	1,140	88,395

		$1,535,528
Biotechnology - 1.0%
Actelion Ltd. (a)	794	$39,625
Alexion Pharmaceuticals, Inc. (a)	4,010	273,883
Alimera Sciences, Inc. (a)	1,640	17,630
Amgen, Inc. (a)	13,340	762,915
Celgene Corp. (a)	2,190	135,933
Gen-Probe, Inc. (a)	2,110	102,187
Genzyme Corp. (a)	330	23,803
Gilead Sciences, Inc. (a)	8,610	341,559
Human Genome Sciences, Inc. (a)	4,090	109,939
Lonza Group AG	903	79,054
Pacific Biosciences of California, Inc. (a)	2,380	39,984

		$1,926,512
Broadcasting - 1.3%
CBS Corp., “B”	19,360	$327,765
Discovery Communications, Inc., “A” (a)	10,590	472,420
Fuji Television Network, Inc.	57	75,293
Grupo Televisa S.A., ADR	8,500	190,825
Interpublic Group of Cos., Inc. (a)	7,870	81,455
Nippon Television Network Corp.	590	77,693
Omnicom Group, Inc.	3,695	162,432
Publicis Groupe	5,971	297,431
Viacom, Inc., “B”	3,130	120,787
Vivendi S.A.	4,541	129,532
Walt Disney Co.	13,460	486,041
WPP Group PLC	16,879	196,354

		$2,618,028
Brokerage & Asset Managers - 1.8%
Aberdeen Asset Management PLC	73,676	$209,901
Affiliated Managers Group, Inc. (a)	5,920	506,811
BM&F Bovespa S.A.	44,200	370,435

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Brokerage & Asset Managers - continued
Charles Schwab Corp.	9,190	$141,526
CME Group, Inc.	580	167,997
Daiwa Securities Group, Inc.	32,000	131,014
Deutsche Boerse AG	4,277	300,970
Evercore Partners, Inc.	1,710	51,916
Franklin Resources, Inc.	2,850	326,895
GFI Group, Inc.	32,500	155,675
Hong Kong Exchanges & Clearing Ltd.	6,400	142,141
ICAP PLC	12,198	89,166
IG Group Holdings PLC	27,809	235,498
IntercontinentalExchange, Inc. (a)	2,000	229,740
Lazard Ltd.	2,500	92,250
Nomura Holdings, Inc.	37,200	193,977
Stifel Financial Corp. (a)	2,093	99,187
TD AMERITRADE Holding Corp.	4,580	78,272
Van Lanschot N.V. (a)	374	16,553

		$3,539,924
Business Services - 2.6%
Accenture Ltd., “A”	19,110	$854,408
Amadeus Holdings AG (a)	15,885	323,561
Bunzl PLC	8,356	98,946
Calix, Inc. (a)	2,210	27,934
Capita Group PLC	6,009	73,803
Cielo S.A.	7,291	62,734
Cognizant Technology Solutions Corp., “A” (a)	6,780	441,988
Concur Technologies, Inc. (a)	4,750	245,195
Constant Contact, Inc. (a)	9,350	215,050
CoStar Group, Inc. (a)	4,850	240,851
Dun & Bradstreet Corp.	3,650	271,595
Gartner, Inc. (a)	2,330	73,838
Hays PLC	60,939	107,898
IFM Investments Ltd., ADR (a)	1,690	9,194
Infosys Technologies Ltd., ADR	2,838	191,395
Intertek Group PLC	14,404	428,139
Michael Page International PLC	16,846	127,192
Mitsubishi Corp.	9,100	219,892
MSCI, Inc., “A” (a)	12,070	432,710
Nomura Research Institute Ltd.	14,900	280,891
Sodexo	2,375	154,566
Ultimate Software Group, Inc. (a)	1,950	80,691
Verisk Analytics, Inc., “A” (a)	9,670	288,263

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Western Union Co.	4,670	$82,192

		$5,332,926
Cable TV - 0.6%
Comcast Corp., “Special A”	11,410	$220,555
DIRECTV, “A” (a)	16,055	697,750
Time Warner Cable, Inc.	4,492	259,952

		$1,178,257
Chemicals - 1.7%
3M Co.	6,190	$521,322
Celanese Corp.	20,678	737,171
E.I. du Pont de Nemours & Co.	9,470	447,742
Ecolab, Inc.	6,550	323,046
Givaudan S.A.	144	148,383
LyondellBasell Industries N.V., “A” (a)	1,200	32,232
Monsanto Co.	8,750	519,925
Nalco Holding Co.	2,240	63,123
Nufarm Ltd. (a)	34,846	154,701
PPG Industries, Inc.	5,207	399,377

		$3,347,022
Computer Software - 3.4%
Akamai Technologies, Inc. (a)	1,090	$56,320
ANSYS, Inc. (a)	2,030	91,857
Ariba, Inc. (a)	4,540	85,261
Autodesk, Inc. (a)	19,070	689,953
Autonomy Corp. PLC (a)	10,780	252,536
Blackboard, Inc. (a)	6,180	257,953
Citrix Systems, Inc. (a)	1,200	76,884
CommVault Systems, Inc. (a)	2,880	83,318
Dassault Systemes S.A.	2,550	195,590
Intuit, Inc. (a)	18,757	900,336
Microsoft Corp.	12,460	331,934
MicroStrategy, Inc., “A” (a)	1,460	132,320
Nuance Communications, Inc. (a)	8,360	131,336
OBIC Co. Ltd.	720	133,341
Oracle Corp.	65,500	1,925,700
Parametric Technology Corp. (a)	12,540	269,234
Red Hat, Inc. (a)	950	40,147
SAP AG	2,241	116,870
SolarWinds, Inc. (a)	4,190	76,049
Sourcefire, Inc. (a)	850	20,052

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - continued
SuccessFactors, Inc. (a)	6,510	$176,551
Symantec Corp. (a)	1,870	30,257
Totvs S.A.	300	27,701
VeriSign, Inc. (a)	22,860	794,385

		$6,895,885
Computer Software - Systems - 4.1%
Acer, Inc.	204,633	$595,602
Acer, Inc., GDR	9,554	137,673
Apple, Inc. (a)	9,460	2,846,230
EMC Corp. (a)	26,110	548,571
Fujitsu Ltd.	16,000	108,846
Hewlett-Packard Co.	11,914	501,103
International Business Machines Corp.	9,329	1,339,644
IntraLinks Holdings, Inc. (a)	3,190	69,765
Konica Minolta Holdings, Inc.	74,500	718,182
Lexmark International, Inc., “A” (a)	3,660	139,190
MICROS Systems, Inc. (a)	5,630	255,546
NICE Systems Ltd., ADR (a)	4,400	147,356
Premiere Global Services, Inc. (a)	6,340	43,302
PROS Holdings, Inc. (a)	5,610	58,344
Ricoh Co. Ltd.	8,000	111,200
SciQuest, Inc. (a)	6,380	72,030
Sonic Solutions (a)	6,590	78,882
Venture Corp. Ltd.	11,000	77,144
Verifone Systems, Inc. (a)	8,460	286,202
Wincor Nixdorf AG	1,249	91,368
Xerox Corp.	7,750	90,675

		$8,316,855
Conglomerates - 0.2%
Hutchison Whampoa Ltd.	36,000	$355,394

Construction - 1.1%
Anhui Conch Cement Co. Ltd.	30,000	$127,093
Corporacion GEO S.A.B. de C.V. (a)	47,243	149,939
Geberit AG	1,889	361,848
Lennar Corp., “A”	4,010	58,185
NVR, Inc. (a)	554	347,585
Owens Corning (a)	11,180	302,307
Pulte Homes, Inc. (a)	5,260	41,291
Sherwin-Williams Co.	5,960	434,901
Stanley Black & Decker, Inc.	6,014	372,688

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - continued
Toll Brothers, Inc. (a)	890	$15,967
Urbi Desarrollos Urbanos S.A.B. de C.V. (a)	20,140	42,912

		$2,254,716
Consumer Products - 2.4%
AmorePacific Corp.	75	$69,318
Avon Products, Inc.	12,030	366,312
Beiersdorf AG	2,120	138,118
Christian Dior S.A.	1,797	259,986
Colgate-Palmolive Co.	2,250	173,520
Colgate-Palmolive Co.	527	10,441
Dabur India Ltd.	7,863	17,655
Energizer Holdings, Inc. (a)	2,050	153,299
Hengan International Group Co. Ltd.	1,800	17,003
Henkel KGaA, IPS	8,416	496,413
Hypermarcas S.A. (a)	7,600	125,154
International Flavors & Fragrances, Inc.	960	48,154
Kao Corp.	11,800	300,638
Kimberly-Clark Corp.	1,596	101,091
Kimberly-Clark de Mexico S.A. de C.V., “A”	10,800	67,784
Kose Corp.	2,800	67,266
L’occitane International S.A. (a)	2,000	5,883
Natura Cosmeticos S.A.	3,350	95,951
Newell Rubbermaid, Inc.	6,580	116,137
Procter & Gamble Co.	13,532	860,229
Reckitt Benckiser Group PLC	10,931	611,459
Schneider Electric S.A.	3,749	532,222
Uni-Charm Corp.	3,000	114,335

		$4,748,368
Consumer Services - 0.6%
Anhanguera Educacional Participacoes S.A., IEU	9,400	$186,308
Ctrip.com International Ltd., ADR (a)	1,000	52,070
DeVry, Inc.	3,800	181,868
H&R Block, Inc.	4,440	52,348
ITT Educational Services, Inc. (a)	1,604	103,506
Monster Worldwide, Inc. (a)	11,550	208,593
Priceline.com, Inc. (a)	110	41,449
Sotheby’s	7,045	308,853

		$1,134,995
Containers - 0.2%
Ball Corp.	3,020	$194,367

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Containers - continued
Brambles Ltd.	13,310	$83,414
Crown Holdings, Inc. (a)	2,370	76,290
Owens-Illinois, Inc. (a)	1,570	44,007
Smurfit Kappa Group PLC (a)	4,118	44,092

		$442,170
Electrical Equipment - 1.6%
AMETEK, Inc.	6,040	$326,462
Danaher Corp.	30,480	1,321,613
Emerson Electric Co.	590	32,391
General Electric Co.	28,830	461,857
Keyence Corp.	300	73,958
Legrand S.A.	4,687	180,958
Mettler-Toledo International, Inc. (a)	1,300	169,728
OMRON Corp.	1,500	34,619
Sensata Technologies Holding B.V. (a)	7,590	175,709
Siemens AG	3,818	436,164
Spectris PLC	5,537	100,167

		$3,313,626
Electronics - 2.7%
Advanced Micro Devices, Inc. (a)	2,320	$17,006
Agilent Technologies, Inc. (a)	2,470	85,956
ARM Holdings PLC	30,369	176,788
Broadcom Corp., “A”	1,450	59,073
Cavium Networks, Inc. (a)	1,250	39,837
CEVA, Inc. (a)	1,380	25,544
Dolby Laboratories, Inc., “A” (a)	2,330	143,714
DynaVox, Inc., “A” (a)	7,530	42,168
Fabrinet (a)	5,410	76,173
First Solar, Inc. (a)	980	134,926
Halma PLC	14,346	75,100
Hittite Microwave Corp. (a)	4,140	213,914
Hoya Corp.	3,800	88,391
Infineon Technologies AG (a)	12,115	95,370
Intel Corp.	46,980	942,889
Jabil Circuit, Inc.	4,880	74,859
Lam Research Corp. (a)	3,780	173,086
Linear Technology Corp.	5,440	175,331
Microchip Technology, Inc.	11,690	376,184
Monolithic Power Systems, Inc. (a)	6,520	104,776
National Semiconductor Corp.	1,520	20,824
NetLogic Microsystems, Inc. (a)	3,970	119,338

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - continued
PMC-Sierra, Inc. (a)	26,160	$201,170
Samsung Electronics Co. Ltd.	573	380,453
Samsung Electronics Co. Ltd., GDR	327	109,153
SanDisk Corp. (a)	10,810	406,240
Semtech Corp. (a)	2,000	42,820
Silicon Laboratories, Inc. (a)	2,890	115,311
Siliconware Precision Industries Co. Ltd., ADR	29,065	162,183
Stratasys, Inc. (a)	1,710	53,557
Taiwan Semiconductor Manufacturing Co. Ltd.	36,654	75,299
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	35,272	384,818
Teradyne, Inc. (a)	19,870	223,339
Tokyo Electron Ltd.	1,500	84,110

		$5,499,700
Energy - Independent - 2.3%
Anadarko Petroleum Corp.	3,810	$234,582
Apache Corp.	4,650	469,743
Bankers Petroleum Ltd. (a)	23,236	162,896
Cairn Energy PLC (a)	18,822	116,385
Concho Resources, Inc. (a)	1,310	89,958
CONSOL Energy, Inc.	2,430	89,327
Continental Resources, Inc. (a)	1,260	59,888
Devon Energy Corp.	1,250	81,275
EOG Resources, Inc.	2,400	229,728
EQT Corp.	2,950	110,448
EXCO Resources, Inc.	16,880	250,330
Forest Oil Corp. (a)	2,430	74,674
Frontier Oil Corp.	2,210	29,282
INPEX Corp.	80	417,507
Massey Energy Co.	1,330	55,953
MEG Energy Corp. (a)	741	27,129
Newfield Exploration Co. (a)	6,980	416,148
Nexen, Inc.	5,531	117,681
Niko Resources Ltd.	972	92,730
Noble Energy, Inc.	3,490	284,365
Oasis Petroleum LLC (a)	1,830	38,924
Occidental Petroleum Corp.	3,820	300,367
Plains Exploration & Production Co. (a)	2,430	67,724
QEP Resources, Inc.	11,492	379,581
Southwestern Energy Co. (a)	2,360	79,886
Ultra Petroleum Corp. (a)	3,550	146,083
Whiting Petroleum Corp. (a)	2,520	253,109

		$4,675,703

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - 3.9%
BG Group PLC	13,356	$260,129
BP PLC	92,800	633,156
Chevron Corp.	25,265	2,087,142
China Petroleum & Chemical Corp.	166,000	158,192
ConocoPhillips	2,180	129,492
Exxon Mobil Corp. (s)	30,505	2,027,667
Hess Corp.	11,406	718,920
Marathon Oil Corp.	10,330	367,438
OAO Gazprom, ADR	5,200	113,984
Petroleo Brasileiro S.A., ADR	2,510	85,641
Royal Dutch Shell PLC, “A”	30,778	999,165
Suncor Energy, Inc.	3,171	101,606
TOTAL S.A., ADR	2,460	134,021

		$7,816,553
Engineering - Construction - 0.9%
Downer EDI Ltd.	42,303	$208,963
Fluor Corp.	10,340	498,285
JGC Corp.	13,000	250,801
KBR, Inc.	5,900	149,860
Keppel Corp. Ltd.	67,000	516,619
North American Energy Partners, Inc. (a)	16,439	142,691
Orion Marine Group, Inc. (a)	1,580	19,766
Outotec Oyj	1,422	66,380

		$1,853,365
Entertainment - 0.1%
DreamWorks Animation, Inc., “A” (a)	3,300	$116,490

Food & Beverages - 3.5%
Archer Daniels Midland Co.	4,160	$138,611
Barry Callebaut AG	51	41,124
Bunge Ltd.	7,250	435,508
Coca-Cola Co.	7,090	434,759
Coca-Cola Hellenic Bottling Co. S.A.	2,261	58,532
Dr Pepper Snapple Group, Inc.	21,349	780,306
General Mills, Inc.	18,700	701,998
Green Mountain Coffee Roasters, Inc. (a)	2,550	84,124
Groupe Danone	12,876	814,949
J.M. Smucker Co.	2,885	185,448
Kellogg Co.	2,650	133,189
Kerry Group PLC	6,069	223,419
Kraft Foods, Inc., “A”	1,710	55,182

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - continued
McCormick & Co., Inc.	1,210	$53,506
Mead Johnson Nutrition Co., “A”	6,490	381,742
Nestle S.A.	25,999	1,424,060
PepsiCo, Inc. (s)	12,750	832,575
Ralcorp Holdings, Inc. (a)	1,130	70,128
Tyson Foods, Inc., “A”	8,820	137,151

		$6,986,311
Food & Drug Stores - 1.0%
CVS Caremark Corp.	2,680	$80,722
Dairy Farm International Holdings Ltd.	10,800	84,240
Kroger Co.	11,280	248,160
Lawson, Inc.	11,400	517,889
Tesco PLC	41,219	281,923
Walgreen Co.	15,060	510,233
Whole Foods Market, Inc. (a)	5,378	213,776

		$1,936,943
Forest & Paper Products - 0.1%
Universal Forest Products, Inc.	3,710	$111,819

Gaming & Lodging - 1.2%
Ameristar Casinos, Inc.	3,190	$57,037
Betfair Group PLC (a)	1,630	37,480
Carnival Corp.	2,290	98,859
Home Inns & Hotels Management, Inc., ADR (a)	1,370	70,089
International Game Technology	1,860	28,997
Las Vegas Sands Corp. (a)	18,780	861,626
Marriott International, Inc., “A”	4,560	168,948
Morgans Hotel Group Co. (a)	11,870	95,791
Penn National Gaming, Inc. (a)	730	24,280
Royal Caribbean Cruises Ltd. (a)	17,410	688,391
Sands China Ltd. (a)	83,600	182,273
Starwood Hotels & Resorts Worldwide, Inc.	910	49,267
WMS Industries, Inc. (a)	1,450	63,264
Wynn Resorts Ltd.	285	30,543

		$2,456,845
General Merchandise - 0.9%
Costco Wholesale Corp.	1,110	$69,675
Daiei, Inc. (a)	6,550	23,595
Dollar General Corp. (a)	6,310	177,879
Dunelm Group PLC	16,039	123,797

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - continued
Family Dollar Stores, Inc.	693	$31,996
Kohl’s Corp. (a)	6,500	332,800
Macy’s, Inc.	27,575	651,873
Target Corp.	8,200	425,908
Wal-Mart Stores, Inc.	1,320	71,504

		$1,909,027
Health Maintenance Organizations - 0.5%
Aetna, Inc.	6,720	$200,659
Humana, Inc. (a)	6,874	400,685
UnitedHealth Group, Inc.	4,434	159,846
WellPoint, Inc. (a)	6,230	338,538

		$1,099,728
Insurance - 4.0%
ACE Ltd.	3,850	$228,767
Admiral Group PLC	8,297	216,704
Aflac, Inc.	7,030	392,907
Allied World Assurance Co. Holdings Ltd.	9,400	537,774
Allstate Corp.	2,940	89,641
Amlin PLC	37,273	242,839
Aon Corp.	12,620	501,645
Aspen Insurance Holdings Ltd.	12,523	355,278
Berkshire Hathaway, Inc., “B” (a)	780	62,057
Catlin Group Ltd.	9,739	54,416
China Pacific Insurance (Group) Co. Ltd	32,800	135,856
Chubb Corp.	6,430	373,069
Employers Holdings, Inc.	6,570	106,368
Endurance Specialty Holdings Ltd.	5,401	223,601
Euler Hermes (a)	584	54,987
Genworth Financial, Inc. (a)	8,260	93,668
Hiscox Ltd.	42,549	241,692
ING Groep N.V. (a)	42,173	450,201
Jardine Lloyd Thompson Group PLC	8,612	81,693
MetLife, Inc.	24,410	984,455
Muenchener Ruckversicherungs-Gesellschaft AG	940	146,987
Prudential Financial, Inc.	17,830	937,501
SNS REAAL Groep N.V. (a)	24,194	111,795
Storebrand A.S.A. (a)	31,177	226,830
Swiss Reinsurance Co.	7,635	366,989
Symetra Financial Corp.	5,110	56,466
Travelers Cos., Inc.	12,596	695,299
Unum Group	1,960	43,943

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Zurich Financial Services AG	578	$141,497

		$8,154,925
Internet - 0.8%
Art Technology Group, Inc. (a)	4,540	$19,023
Baidu, Inc., ADR (a)	680	74,807
Google, Inc., “A” (a)	2,123	1,301,378
OpenTable, Inc. (a)	1,310	80,369
Shutterfly, Inc. (a)	2,330	70,133
TechTarget, Inc. (a)	7,910	41,448
Yahoo Japan Corp.	207	72,260

		$1,659,418
Leisure & Toys - 0.4%
Electronic Arts, Inc. (a)	2,440	$38,674
Hasbro, Inc.	10,560	488,400
Sankyo Co. Ltd.	3,000	159,535
Shimano, Inc.	2,000	99,592
THQ, Inc. (a)	22,530	90,120

		$876,321
Machinery & Tools - 2.0%
AGCO Corp. (a)	1,060	$45,018
ASSA ABLOY AB, “B”	4,871	124,844
Beml Ltd.	2,435	61,589
Bucyrus International, Inc.	8,110	552,778
Cummins, Inc.	4,330	381,473
Douglas Dynamics, Inc.	1,690	24,370
Eaton Corp.	1,834	162,914
Finning International, Inc.	4,840	113,799
Flowserve Corp.	1,500	150,000
GEA Group AG	8,138	212,824
GLORY Ltd.	12,600	276,877
Kennametal, Inc.	8,200	279,948
Kone Oyj, “B”	2,286	122,494
MAN SE	2,981	327,768
Neopost S.A.	1,930	160,338
Polypore International, Inc. (a)	3,010	100,143
Schindler Holding AG	1,843	197,588
Sinotruk (Hong Kong) Ltd.	50,000	57,751
Timken Co.	8,961	371,165
Titan Machinery, Inc. (a)	1,060	20,606
Union Tool Co.	6,400	163,477

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - continued
WABCO Holdings, Inc. (a)	2,340	$108,623

		$4,016,387
Major Banks - 5.1%
Banco Santander Chile, ADR	1,500	$138,960
Bank of America Corp.	92,870	1,062,433
Bank of China Ltd.	286,000	172,170
Bank of New York Mellon Corp.	29,050	727,993
Barclays PLC	53,726	236,397
BNP Paribas	6,765	494,786
BOC Hong Kong Holdings Ltd.	45,500	143,589
Commonwealth Bank of Australia	5,285	253,920
Credit Agricole S.A.	2,481	40,660
Credit Suisse Group AG	9,276	383,181
Erste Group Bank AG	2,574	116,180
Goldman Sachs Group, Inc.	7,740	1,245,753
HSBC Holdings PLC	98,245	1,021,832
JPMorgan Chase & Co. (s)	42,710	1,607,177
Julius Baer Group Ltd.	7,418	313,138
KBC Group N.V. (a)	2,071	90,090
KeyCorp	14,170	116,052
Morgan Stanley	4,960	123,355
PNC Financial Services Group, Inc.	5,060	272,734
Regions Financial Corp.	2,650	16,695
Standard Chartered PLC	6,836	197,768
State Street Corp.	5,265	219,866
Sumitomo Mitsui Financial Group, Inc.	12,300	367,449
SunTrust Banks, Inc.	4,620	115,592
UniCredito Italiano S.p.A.	23,018	60,004
Wells Fargo & Co.	25,830	673,646

		$10,211,420
Medical & Health Technology & Services - 1.9%
Allscripts Healthcare Solutions, Inc. (a)	4,190	$79,987
Amedisys, Inc. (a)	1,280	32,589
Brookdale Senior Living, Inc. (a)	7,060	132,587
Cerner Corp. (a)	4,240	372,399
Diagnosticos da America S.A.	25,900	319,885
ExamWorks Group, Inc. (a)	988	16,796
Express Scripts, Inc. (a)	250	12,130
Fleury S.A.	4,100	53,049
Fresenius Medical Care AG & Co. KGaA	4,086	260,289
Gentiva Health Services, Inc. (a)	1,480	34,454

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical & Health Technology & Services - continued
Hanger Orthopedic Group, Inc. (a)	2,630	$49,234
Healthcare Services Group, Inc.	2,040	49,021
Henry Schein, Inc. (a)	520	29,198
IDEXX Laboratories, Inc. (a)	3,890	233,244
IPC The Hospitalist Co., Inc. (a)	690	22,101
Kobayashi Pharmaceutical Co. Ltd.	2,100	97,863
LifePoint Hospitals, Inc. (a)	1,630	55,290
Lincare Holdings, Inc.	3,170	83,117
McKesson Corp.	4,110	271,178
MEDNAX, Inc. (a)	2,440	144,472
Miraca Holdings, Inc.	15,600	560,475
Patterson Cos., Inc.	10,790	298,344
Quest Diagnostics, Inc.	590	28,993
RHÖN-KLINIKUM AG	11,255	263,167
Stericycle, Inc. (a)	2,630	188,676
VCA Antech, Inc. (a)	1,830	37,826

		$3,726,364
Medical Equipment - 2.6%
Baxter International, Inc.	2,110	$107,399
Becton, Dickinson & Co.	3,870	292,262
C.R. Bard, Inc.	1,860	154,603
Cochlear Ltd.	3,517	244,669
Covidien PLC	3,250	129,578
DENTSPLY International, Inc.	7,410	232,600
DexCom, Inc. (a)	7,850	107,936
DIASORIN S.p.A.	3,050	125,312
Edwards Lifesciences Corp. (a)	1,710	109,286
Essilor International S.A.	1,568	104,709
Intuitive Surgical, Inc. (a)	230	60,479
Masimo Corp.	3,230	97,449
Medtronic, Inc.	21,040	740,818
NxStage Medical, Inc. (a)	2,480	49,997
Orthofix International N.V. (a)	1,970	55,180
PerkinElmer, Inc.	3,560	83,482
ResMed, Inc. (a)	6,970	222,134
Smith & Nephew PLC	12,484	109,820
Sonova Holding AG	2,582	299,119
St. Jude Medical, Inc. (a)	10,900	417,470
Synthes, Inc.	2,876	343,115
Thermo Fisher Scientific, Inc. (a)	10,220	525,512
Thoratec Corp. (a)	7,200	235,008

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Volcano Corp. (a)	2,400	$58,608
Waters Corp. (a)	3,530	261,679
Zimmer Holdings, Inc. (a)	1,690	80,174
Zoll Medical Corp. (a)	1,820	59,205

		$5,307,603
Metals & Mining - 1.5%
Alcoa, Inc.	3,704	$48,632
BHP Billiton Ltd.	10,613	437,954
BHP Billiton PLC	12,894	457,325
Cliffs Natural Resources, Inc.	3,170	206,684
Freeport-McMoRan Copper & Gold, Inc.	1,947	184,342
Globe Specialty Metals, Inc.	4,690	72,883
Iluka Resources Ltd. (a)	43,836	290,792
Inmet Mining Corp.	3,105	185,648
Steel Dynamics, Inc.	2,420	35,138
Teck Resources Ltd., “B”	15,006	670,922
Teck Resources Ltd., “B”	3,370	150,774
United States Steel Corp.	2,330	99,701
Usinas Siderurgicas de Minas Gerais S.A., ADR	9,080	114,862
voestalpine AG	2,124	84,207

		$3,039,864
Natural Gas - Distribution - 0.3%
AGL Resources, Inc.	720	$28,267
NiSource, Inc.	8,150	141,077
NorthWestern Corp.	1,680	50,014
Questar Corp.	9,082	154,122
Spectra Energy Corp.	1,730	41,122
Tokyo Gas Co. Ltd.	61,000	287,049

		$701,651
Natural Gas - Pipeline - 0.2%
Enagas S.A.	7,361	$162,230
Williams Cos., Inc.	6,465	139,127

		$301,357
Network & Telecom - 1.7%
Acme Packet, Inc. (a)	3,130	$123,791
Ciena Corp. (a)	8,300	115,287
Cisco Systems, Inc. (a)	57,470	1,312,040
Ericsson, Inc., “B”	26,346	289,506
F5 Networks, Inc. (a)	4,720	555,544

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Network & Telecom - continued
Fortinet, Inc. (a)	5,630	$168,900
Juniper Networks, Inc. (a)	8,120	263,007
Nokia Oyj	7,579	81,856
Polycom, Inc. (a)	8,360	282,401
QUALCOMM, Inc.	3,050	137,647
Riverbed Technology, Inc. (a)	1,070	61,568
Tellabs, Inc.	16,170	110,279

		$3,501,826
Oil Services - 1.6%
Cameron International Corp. (a)	6,700	$293,125
Dresser-Rand Group, Inc. (a)	13,510	462,312
Ensco International PLC, ADR	1,790	82,949
Halliburton Co.	16,250	517,725
National Oilwell Varco, Inc.	7,780	418,253
Noble Corp.	1,590	54,903
Saipem S.p.A.	4,326	192,248
Schlumberger Ltd.	13,080	914,161
Schoeller-Bleckmann Nooter Apparatetechnik GMBH	2,656	195,736
Transocean, Inc. (a)	1,640	103,910
Weatherford International Ltd. (a)	4,720	79,343

		$3,314,665
Other Banks & Diversified Financials - 2.8%
Aeon Credit Service Co. Ltd.	11,200	$128,443
American Express Co.	14,117	585,291
Anglo Irish Bank Corp. PLC (a)	10,470	0
Associated Banc-Corp.	8,990	113,903
Banco Santander Brasil S.A., ADR	29,830	429,552
Capital One Financial Corp.	7,286	271,549
Cathay General Bancorp, Inc.	16,600	225,760
Chiba Bank Ltd.	36,000	221,382
China Construction Bank	317,000	302,836
CIT Group, Inc. (a)	850	36,830
Citigroup, Inc. (a)	102,850	428,883
Credicorp Ltd.	390	49,093
Discover Financial Services	6,400	112,960
DnB NOR A.S.A.	8,600	118,062
First Interstate BancSystem, Inc.	3,240	41,990
Hachijuni Bank Ltd.	9,000	46,159
HDFC Bank Ltd., ADR	1,100	190,256
Housing Development Finance Corp. Ltd.	9,726	150,559
ICICI Bank Ltd.	9,311	244,372

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
ICICI Bank Ltd., ADR	880	$46,270
Joyo Bank Ltd.	11,000	47,978
Marshall & Ilsley Corp.	31,980	189,002
MasterCard, Inc., “A”	3,120	748,987
Metro Bancorp, Inc. (a)	3,730	37,710
PacWest Bancorp	1,080	18,824
People’s United Financial, Inc.	4,520	55,641
PT Bank Rakyat Indonesia (Persero) Tbk	93,500	119,262
Sapporo Hokuyo Holdings, Inc.	9,000	37,022
SeaCube Container Leasing Ltd. (a)	790	9,204
Sterling Bancshares, Inc.	22,340	120,413
TCF Financial Corp.	8,660	113,966
Unione di Banche Italiane S.c.p.A.	4,734	49,976
Visa, Inc., “A”	2,040	159,467
Zions Bancorporation	11,980	247,507

		$5,699,109
Pharmaceuticals - 4.1%
Abbott Laboratories	24,338	$1,249,026
Allergan, Inc.	2,788	201,879
Auxilium Pharmaceuticals, Inc. (a)	1,860	46,035
Bayer AG	8,075	602,624
Bristol-Myers Squibb Co.	500	13,450
Genomma Lab Internacional S.A., “B” (a)	57,600	125,155
GlaxoSmithKline PLC	20,284	396,850
Hisamitsu Pharmaceutical Co., Inc.	1,700	69,586
Hospira, Inc. (a)	3,030	180,224
Johnson & Johnson	21,330	1,358,081
Merck & Co., Inc.	2,500	90,700
Merck KGaA	1,182	98,460
Mylan, Inc. (a)	5,800	117,856
Novo Nordisk A/S, “B”	2,604	274,100
Pfizer, Inc.	63,209	1,099,837
Roche Holding AG	6,450	947,132
Sanofi-Aventis S.A.	9,649	673,891
Santen Pharmaceutical Co. Ltd.	10,100	348,194
Teva Pharmaceutical Industries Ltd., ADR	7,080	367,452

		$8,260,532
Pollution Control - 0.2%
Republic Services, Inc.	10,610	$316,284
Waste Connections, Inc.	3,210	130,775

		$447,059

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Precious Metals & Minerals - 0.1%
Newcrest Mining Ltd.	5,854	$229,570
Stillwater Mining Co. (a)	3,000	53,400

		$282,970
Printing & Publishing - 0.3%
Lamar Advertising Co., “A” (a)	4,530	$153,975
Moody’s Corp.	9,080	245,705
Reed Elsevier PLC	9,502	81,457
United Business Media	4,438	46,792
VistaPrint Ltd. (a)	2,110	88,768

		$616,697
Railroad & Shipping - 0.5%
Aegean Marine Petroleum Network, Inc.	8,120	$130,001
Canadian National Railway Co.	4,610	298,636
Diana Shipping, Inc. (a)	5,460	74,529
East Japan Railway Co.	3,400	210,552
Norfolk Southern Corp.	620	38,124
Union Pacific Corp.	2,660	233,229

		$985,071
Real Estate - 0.6%
Annaly Mortgage Management, Inc., REIT	18,130	$321,082
Brasil Brokers Participacoes	7,800	43,076
Chesapeake Lodging Trust, REIT	1,870	33,623
Deutsche Wohnen AG (a)	8,316	100,603
Entertainment Properties Trust, REIT	3,170	146,549
Host Hotels & Resorts, Inc., REIT	4,559	72,443
Kilroy Realty Corp., REIT	3,290	112,419
Mack-Cali Realty Corp., REIT	2,393	80,357
Pebblebrook Hotel Trust, REIT (a)	2,020	39,572
Sun Hung Kai Properties Ltd.	5,000	86,457
Walter Investment Management Corp., REIT	6,070	111,202

		$1,147,383
Restaurants - 0.8%
Brinker International, Inc.	5,213	$96,649
Country Style Cooking Restaurant Chain Co., ADR (a)	2,130	62,963
Darden Restaurants, Inc.	6,400	292,544
McDonald’s Corp.	7,270	565,388
P.F. Chang’s China Bistro, Inc.	6,650	305,368
Panera Bread Co., “A” (a)	530	47,440
Peet’s Coffee & Tea, Inc. (a)	1,370	52,403

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Restaurants - continued
Red Robin Gourmet Burgers, Inc. (a)	170	$3,451
Texas Roadhouse, Inc., “A” (a)	3,870	59,443
Wendy’s/Arby’s Group, Inc., “A”	11,080	50,968
YUM! Brands, Inc.	1,690	83,756

		$1,620,373
Special Products & Services - 0.0%
PICO Holdings, Inc. (a)	1,210	$37,195

Specialty Chemicals - 1.5%
Air Products & Chemicals, Inc.	5,220	$443,543
Airgas, Inc.	690	48,942
Akzo Nobel N.V.	11,316	671,878
Asian Paints Ltd.	172	10,406
Chugoku Marine Paints Ltd.	1,000	7,220
FMC Corp.	1,460	106,726
L’Air Liquide S.A.	959	124,050
Linde AG	3,799	546,987
Nippon Paint Co. Ltd.	3,000	22,054
Praxair, Inc.	3,230	295,028
Rockwood Holdings, Inc. (a)	4,220	143,142
Shin-Etsu Chemical Co. Ltd.	5,900	296,913
Symrise AG	10,718	325,570

		$3,042,459
Specialty Stores - 2.7%
Abc-Mart, Inc.	1,800	$61,223
Abercrombie & Fitch Co., “A”	9,340	400,312
Advance Auto Parts, Inc.	790	51,334
Amazon.com, Inc. (a)	1,700	280,738
Best Buy Co., Inc.	4,060	174,499
Blue Nile, Inc. (a)	2,400	102,240
Citi Trends, Inc. (a)	5,270	110,565
Dick’s Sporting Goods, Inc. (a)	7,030	202,605
Esprit Holdings Ltd.	97,032	526,310
Foot Locker, Inc.	1,670	26,603
hhgregg, Inc. (a)	4,400	101,376
Industria de Diseno Textil S.A.	5,021	419,364
J. Crew Group, Inc. (a)	8,030	256,880
Limited Brands, Inc.	40,809	1,199,377
Mecox Lane Ltd., ADR (a)	2,389	39,012
Monro Muffler Brake, Inc.	1,220	58,243
Nitori Co. Ltd.	1,100	96,999

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - continued
PetSmart, Inc.	6,957	$260,401
Ross Stores, Inc.	3,210	189,358
Rue21, Inc. (a)	3,660	97,429
Sally Beauty Holdings, Inc. (a)	4,250	51,723
Staples, Inc.	20,680	423,320
Tractor Supply Co.	3,350	132,660
Urban Outfitters, Inc. (a)	6,480	199,390

		$5,461,961
Telecommunications - Wireless - 1.2%
Cellcom Israel Ltd.	3,960	$133,808
KDDI Corp.	78	418,812
MTN Group Ltd.	6,065	109,092
NII Holdings, Inc. (a)	4,140	173,093
Partner Communication Co. Ltd., ADR	2,800	56,924
Philippine Long Distance Telephone Co.	1,980	123,255
SBA Communications Corp. (a)	2,700	106,002
Sprint Nextel Corp. (a)	5,740	23,649
Vivo Participacoes S.A., ADR	7,130	204,203
Vodafone Group PLC	388,684	1,057,839

		$2,406,677
Telephone Services - 2.1%
American Tower Corp., “A” (a)	11,510	$594,031
AT&T, Inc.	39,330	1,120,905
China Unicom Ltd.	276,000	388,199
Frontier Communications Corp.	8,300	72,874
PT XL Axiata Tbk (a)	75,500	48,671
Qwest Communications International, Inc.	88,980	587,268
Royal KPN N.V.	43,361	724,198
Telecom Italia S.p.A.	51,218	78,556
Telecom Italia S.p.A.	81,248	99,511
Telefonica S.A.	4,993	134,816
Verizon Communications, Inc.	7,370	239,304
Virgin Media, Inc.	9,360	238,025

		$4,326,358
Tobacco - 1.8%
Altria Group, Inc.	34,345	$873,050
British American Tobacco PLC	7,840	298,986
Japan Tobacco, Inc.	97	300,551
Philip Morris International, Inc.	26,821	1,569,029
Reynolds American, Inc.	2,700	175,230

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - continued
Swedish Match AB	13,110	$366,432

		$3,583,278
Trucking - 0.9%
Expeditors International of Washington, Inc.	9,390	$463,490
J.B. Hunt Transport Services, Inc.	2,340	84,146
Landstar System, Inc.	5,330	200,515
TNT N.V.	9,529	253,313
United Parcel Service, Inc., “B”	5,360	360,942
Yamato Holdings Co. Ltd.	30,100	377,673

		$1,740,079
Utilities - Electric Power - 2.0%
AES Corp. (a)	8,180	$97,669
American Electric Power Co., Inc.	5,570	208,541
CenterPoint Energy, Inc.	4,820	79,819
CEZ AS	2,608	115,541
Cheung Kong Infrastructure Holdings Ltd.	14,000	58,520
CMS Energy Corp.	21,770	400,133
Constellation Energy Group, Inc.	3,670	110,981
CPFL Energia S.A., ADR	1,739	124,912
Dominion Resources, Inc.	1,230	53,456
DTE Energy Co.	1,070	50,033
E.ON AG	3,925	122,913
Energias de Portugal S.A.	64,298	246,008
Entergy Corp.	670	49,935
Fortum Oyj	4,225	119,783
Integrys Energy Group, Inc.	3,320	176,591
Northeast Utilities	3,600	112,608
NRG Energy, Inc. (a)	24,351	484,828
NV Energy, Inc.	2,880	39,341
OGE Energy Corp.	950	41,952
PG&E Corp.	13,700	655,134
PPL Corp.	1,830	49,227
Public Service Enterprise Group, Inc.	7,410	239,714
Red Electrica de Espana	2,240	112,531
Tractebel Energia S.A.	6,430	97,946
Tractebel Energia S.A., ADR	6,036	90,600
UIL Holdings Corp.	2,340	67,766
Wisconsin Energy Corp.	1,100	65,494

		$4,071,976
Total Common Stocks (Identified Cost, $133,613,152)		$178,226,354

Portfolio of Investments – continued

Convertible Preferred Stocks - 0.2%
Issuer	Shares/Par	Value ($)

Energy - Independent - 0.1%
Apache Corp., 6%	1,560	$90,792

Other Banks & Diversified Financials - 0.1%
Citigroup, Inc., 7.5%	1,200	$148,248

Utilities - Electric Power - 0.0%
PPL Corp., 9.5%	1,590	$89,724
Total Convertible Preferred Stocks (Identified Cost, $311,321)		$328,764

Warrants - 0.1%
Other Banks & Diversified Financials - 0.1%
Deutsche Bank AG London (Housing Development - Zero Strike Warrant (1 share for 1 warrant)) (Identified Cost, $158,933) (a)(n)	3,911	$200,702

Convertible Bonds - 0.0%
Telephone Services - 0.0%
Virgin Media, Inc., 6.5%, 2016 (Identified Cost, $39,642)	$26,000	$41,470

	Strike Price	First Exercise

Rights - 0.0%
Major Banks - 0.0%
Standard Chartered PLC (1 share for 1 right) (Identified Cost, $0) (a)	GBP 12.80	10/22/10	854	$7,191

Issuer/Expiration Date/Strike Price	Number of Contracts/Par Amount

Call Options Purchased - 0.3%
EUR Currency - November 2010 @ JPY 146.31	EUR	364,000	$0
S&P 500 Index - March 2011 @ $1,175		81	501,390
USD Currency - January 2011 @ AUD 1.10		$4,162,000	48,720
Total Call Options Purchased (Premiums Paid, $420,343)			$550,110
Put Options Purchased - 0.0%
JPY Currency - November 2010 @ $0.0103	JPY	52,650,000	$1
USD Currency - January 2011 @ AUD 1.09		$4,057,000	48,941
Total Put Options Purchased (Premiums Paid, $60,142)			$48,942

Portfolio of Investments – continued

Money Market Funds (v) - 5.0%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.21%, at Cost and Net Asset Value	10,015,059	$10,015,059
Total Investments (Identified Cost, $144,618,592)		$189,418,592

Securities Sold Short - 0.0%
Electrical Equipment - 0.0%
Emerson Electric Co. (Proceeds received, $60,995)	(1,200)	$(65,880)

Issuer/Expiration Date/Strike Price	Par Amount
Call Options Written - 0.0%
USD Currency - January 2011 @ AUD 0.98 (Premiums Received, $48,516)	$(4,057,000)	$(94,843)

Put Options Written - (0.2)%
Interest Rate Swap - Fund pays 3.15% (fixed rate), Fund receives 3-month LIBOR - March 2011	$(26,300,000)	$(336,732)
USD Currency - January 2011 @ AUD 0.99	(4,162,000)	(48,720)
Total Put Options Written (Premiums Received, $420,864)		$(385,452)

Other Assets, Less Liabilities - 6.1%		12,693,235
Net Assets - 100.0%		$201,565,652

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $200,702, representing 0.1% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At October 31, 2010, the value of securities pledged amounted to $183,380.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt
IEU	International Equity Unit
IPS	International Preference Stock
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIIE	Interbank Equilibrium Interest Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

Portfolio of Investments – continued

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar

Derivative Contracts at 10/31/10

Forward Foreign Currency Exchange Contracts at 10/31/10

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	JPMorgan Chase Bank N.A.	2,950,000	12/20/10	$4,021,971	$4,103,391	$81,420
BUY	GBP	Goldman Sachs International	5,120,000	1/21/11	8,065,689	8,198,741	133,052
SELL	GBP	Goldman Sachs International	11,460,000	1/21/11	18,369,234	18,351,089	18,145
BUY	KRW	JPMorgan Chase Bank N.A.	8,773,000,000	11/19/10	7,442,946	7,790,608	347,662
BUY	MXN	JPMorgan Chase Bank N.A.	154,464,546	12/20/10	11,930,822	12,467,893	537,071
BUY	MYR	JPMorgan Chase Bank N.A.	12,344,000	11/19/10	3,919,975	3,962,748	42,773
BUY	SEK	JPMorgan Chase Bank N.A.	87,990,000	11/19/10	11,939,007	13,166,147	1,227,140
SELL	SEK	Goldman Sachs International	42,370,000	11/19/10	6,461,107	6,339,921	121,186
BUY	TWD	JPMorgan Chase Bank N.A.	237,700,000	11/19/10	7,479,546	7,764,819	285,273

							$2,793,722

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	AUD	JPMorgan Chase Bank N.A.	3,755,232	11/19/10-12/20/10	$3,677,928	$3,663,816	$(14,112)
SELL	AUD	Goldman Sachs International	30,030,000	12/20/10	26,916,027	29,240,511	(2,324,484)
SELL	BRL	JPMorgan Chase Bank N.A.	1,560,000	11/19/10	868,162	914,204	(46,042)
SELL	CAD	JPMorgan Chase Bank N.A.	6,140,000	11/19/10	5,908,306	6,017,858	(109,552)
BUY	CHF	JPMorgan Chase Bank N.A.	4,600,000	1/21/11	4,861,058	4,677,570	(183,488)
SELL	CHF	Goldman Sachs International	7,983,155	1/21/11	8,065,690	8,117,775	(52,085)
SELL	CNY	JPMorgan Chase Bank N.A.	7,125,000	11/19/10	1,051,971	1,068,415	(16,444)
BUY	EUR	Goldman Sachs International	9,580,000	12/20/10	13,475,802	13,325,588	(150,214)
SELL	EUR	JPMorgan Chase Bank N.A.	29,485,000	12/20/10	37,318,868	41,013,045	(3,694,177)
SELL	HKD	JPMorgan Chase Bank N.A.	3,665,000	1/21/11	472,606	473,079	(473)
SELL	JPY	JPMorgan Chase Bank N.A.	570,700,000	12/20/10	6,764,093	7,095,393	(331,300)
SELL	NZD	Goldman Sachs International	21,930,000	1/21/11	16,569,430	16,607,954	(38,524)
BUY	SGD	JPMorgan Chase Bank N.A.	4,235,000	1/21/11	3,276,064	3,272,039	(4,025)

							$(6,964,920)

Futures Contracts Outstanding at 10/31/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
CAC 40 Index (Long)	EUR	124	$6,583,186	November - 2010	$50,565
DAX Index (Long)	EUR	74	17,044,087	December - 2010	970,211
FTSE 100 Index (Long)	GBP	13	1,179,217	December - 2010	37,829
Hang Seng Index (Short)	HKD	31	4,620,954	November - 2010	98,696
MSCI Singapore Free Index (Short)	SGD	26	1,487,983	November - 2010	23,093
OMX Index (Short)	SEK	224	3,649,413	November - 2010	65,700
Topix Index (Short)	JPY	112	11,177,787	December - 2010	332,067

					$1,578,161

Portfolio of Investments – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
Amsterdam Index (Long)	EUR	80	$7,490,111	November - 2010	$(45,894)
Canadian S&P/TSX 60 Index (Short)	CAD	14	1,995,333	December - 2010	(77,762)
DJ Euro Stoxx 50 (Short)	EUR	284	11,233,607	December - 2010	(192,826)
E-mini NASDAQ-100 Future (Short)	USD	65	2,758,600	December - 2010	(310,635)
E-mini S&P MidCap 400 (Short)	USD	282	23,335,500	December - 2010	(1,970,616)
FTSE/MIB Index (Short)	EUR	17	2,529,555	December - 2010	(67,235)
IBEX 35 (Short)	EUR	59	8,798,751	November - 2010	(34,627)
Nikkei 225 Index (Long)	JPY	80	9,096,371	December - 2010	(45,331)
Russell 2000 Index Mini (Short)	USD	389	27,315,580	December - 2010	(2,751,397)
S&P 500 Future (Short)	USD	211	62,229,175	December - 2010	(4,331,514)
SPI 200 Index (Short)	AUD	16	1,826,363	December - 2010	(9,737)

					$(9,837,574)

Swap Agreements at 10/31/10

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swaps
10/09/17	MXN	290,000,000	Morgan Stanley Capital Services, Inc.	6.18% (fixed rate)	TIIE (floating rate)	$125,841
7/06/20	EUR	7,500,000	Morgan Stanley Capital Services, Inc.	2.862% (fixed rate)	6-Month LIBOR	151,253

						$277,094

Credit Default Swaps
6/20/14	EUR	10,600,000	Merrill Lynch International (a)	1.85% (fixed rate)	(1)	$568,788
6/20/14	USD	4,166,400	Merrill Lynch International (b)	1.00% (fixed rate)	(2)	42,016
6/20/14	USD	7,737,600	Deutsche Bank (c)	1.00% (fixed rate)	(2)	78,029
6/20/15	EUR	12,550,000	Merrill Lynch International (d)	1.00% (fixed rate)	(3)	77,662
6/20/15	USD	2,800,000	Merrill Lynch International (e)	1.00% (fixed rate)	(4)	17,574
6/20/15	USD	16,500,000	JPMorgan Chase Bank (f)	5.00% (fixed rate)	(5)	410,663

Portfolio of Investments – continued

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps - continued
6/20/15	USD	2,900,000	Morgan Stanley Capital Services, Inc. (g)	5.00% (fixed rate)	(5)	$72,177

						$1,266,909

						$1,544,003

Liability Derivatives
Interest Rate Swaps
9/15/20	CHF	19,000,000	Deutsche Bank	6-Month LIBOR	1.955% (fixed rate)	$(273,832)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the iTraxx EUROPE 11 Index, a BBB+ rated credit default index. The fund entered into the contract to manage market/sector exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.IG.12 Index, a BBB + rated credit default index. The fund entered into the contract to manage market/sector exposure.
(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the iTraxx EUROPE13 Index, an A- rated credit default index. The fund entered into the contract to manage market/sector exposure.
(4)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.IG.14 Index, a BBB+ rated credit default index. The fund entered into the contract to manage market/sector exposure.
(5)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.14 Index, a B rated credit default index. The fund entered into the contract to manage market/sector exposure.
(a)	Net unamortized premiums paid by the fund amounted to $106,687.
(b)	Net unamortized premiums received by the fund amounted to $105,577.
(c)	Net unamortized premiums received by the fund amounted to $77,958.
(d)	Net unamortized premiums paid by the fund amounted to $30,448.
(e)	Net unamortized premiums paid by the fund amounted to $4,936.
(f)	Net unamortized premiums received by the fund amounted to $411,936.
(g)	Net unamortized premiums received by the fund amounted to $66,284.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $134,603,533)	$179,403,533
Underlying funds, at cost and value	10,015,059
Total investments, at value (identified cost, $144,618,592)	$189,418,592
Cash	33,395
Restricted cash	15,175,317
Foreign currency, at value (identified cost, $251,838)	252,283
Deposits with brokers for securities sold short	60,672
Receivables for
Forward foreign currency exchange contracts	2,793,722
Investments sold	2,413,167
Fund shares sold	440,729
Interest and dividends	301,387
Swaps, at value (net unamortized premiums received, $519,684)	1,544,003
Receivable from investment adviser	204,350
Total assets	$212,637,617
Liabilities
Payables for
Securities sold short, at value (proceeds received, $60,995)	$65,880
Forward foreign currency exchange contracts	6,964,920
Daily variation margin on open futures contracts	431,235
Investments purchased	2,114,094
Fund shares reacquired	450,602
Swaps, at value	273,832
Written options outstanding, at value (premiums received, $469,380)	480,295
Payable to affiliates
Investment adviser	19,904
Shareholder servicing costs	92,226
Distribution and service fees	5,740
Administrative services fee	396
Payable for independent Trustees’ compensation	1,441
Accrued expenses and other liabilities	171,400
Total liabilities	$11,071,965
Net assets	$201,565,652
Net assets consist of
Paid-in capital	$241,493,617
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $10,653 deferred country tax)	34,151,110
Accumulated net realized gain (loss) on investments and foreign currency transactions	(77,150,467)
Undistributed net investment income	3,071,392
Net assets	$201,565,652
Shares of beneficial interest outstanding	21,980,608

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$70,790,348	7,723,890	$9.17
Class B	5,703,979	635,252	8.98
Class C	28,513,414	3,178,506	8.97
Class I	93,424,753	10,103,248	9.25
Class W	1,753,446	189,934	9.23
Class R1	101,159	11,281	8.97
Class R2	131,933	14,488	9.11
Class R3	101,324	11,039	9.18
Class R4	1,045,296	112,970	9.25

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.73 [100 / 94.25 x $9.17]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$3,565,046
Interest	62
Dividends from underlying funds	17,856
Foreign taxes withheld	(127,443)
Total investment income	$3,455,521
Expenses
Management fee	$1,802,073
Distribution and service fees	556,027
Shareholder servicing costs	525,861
Administrative services fee	38,397
Independent Trustees’ compensation	11,044
Custodian fee	283,300
Shareholder communications	45,696
Auditing fees	74,292
Legal fees	3,644
Dividend and interest expense on securities sold short	1,554
Miscellaneous	238,683
Total expenses	$3,580,571
Fees paid indirectly	(871)
Reduction of expenses by investment adviser	(718,159)
Net expenses	$2,861,541
Net investment income	$593,980
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $10,960 country tax)	$19,223,997
Written option transactions	81
Futures contracts	(12,624,065)
Swap transactions	2,973,169
Securities sold short	14,876
Foreign currency transactions	3,376,046
Net realized gain (loss) on investments and foreign currency transactions	$12,964,104
Change in unrealized appreciation (depreciation)
Investments (net of $367 decrease in deferred country tax)	$11,181,968
Written options	(10,915)
Futures contracts	(9,411,732)
Swap transactions	(2,175,247)
Securities sold short	(4,885)
Translation of assets and liabilities in foreign currencies	(663,315)
Net unrealized gain (loss) on investments and foreign currency translation	$(1,084,126)
Net realized and unrealized gain (loss) on investments and foreign currency	$11,879,978
Change in net assets from operations	$12,473,958

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 10/31
	2010	2009
Change in net assets
From operations
Net investment income	$593,980	$932,630
Net realized gain (loss) on investments and foreign currency transactions	12,964,104	(55,805,606)
Net unrealized gain (loss) on investments and foreign currency translation	(1,084,126)	64,830,912
Change in net assets from operations	$12,473,958	$9,957,936
Distributions declared to shareholders
From net realized gain on investments	$—	$(32,625,965)
Change in net assets from fund share transactions	$(6,533,567)	$14,917,053
Total change in net assets	$5,940,391	$(7,750,976)
Net assets
At beginning of period	195,625,261	203,376,237
At end of period (including undistributed net investment income of $3,071,392 and accumulated distributions in excess of net investment income of $2,234,519, respectively)	$201,565,652	$195,625,261

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2010	2009		2008 (c)
Net asset value, beginning of period	$8.60	$10.45		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.06		$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	0.00	(g)(w)	(1.61)
Total from investment operations	$0.57	$0.06		$(1.54)
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.01)
From net realized gain on investments	—	(1.91)		—
Total distributions declared to shareholders	$—	$(1.91)		$(0.01)
Net asset value, end of period	$9.17	$8.60		$10.45
Total return (%) (r)(s)(t)	6.63	3.16		(12.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.85		2.12	(a)
Expenses after expense reductions (f)	1.40	1.40		1.41	(a)
Net investment income	0.33	0.73		0.64	(a)
Portfolio turnover	85	138		92
Net assets at end of period (000 omitted)	$70,790	$83,020		$142,605
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.40	1.40		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2010	2009		2008 (c)
Net asset value, beginning of period	$8.49	$10.40		$12.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.00	)(w)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	0.00	(g)(w)	(1.62)
Total from investment operations	$0.49	$0.00	(w)	$(1.59)
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.01)
From net realized gain on investments	—	(1.91)		—
Total distributions declared to shareholders	$—	$(1.91)		$(0.01)
Net asset value, end of period	$8.98	$8.49		$10.40
Total return (%) (r)(s)(t)	5.77	2.47		(13.28	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.50	2.56		2.82	(a)
Expenses after expense reductions (f)	2.15	2.12		2.06	(a)
Net investment income (loss)	(0.42)	(0.04)		0.25	(a)
Portfolio turnover	85	138		92
Net assets at end of period (000 omitted)	$5,704	$6,870		$8,909
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.15	2.12		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 10/31
	2010	2009		2008 (c)
Net asset value, beginning of period	$8.48	$10.39		$12.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.00	)(w)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	0.00	(g)(w)	(1.64)
Total from investment operations	$0.49	$0.00	(w)	$(1.60)
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.01)
From net realized gain on investments	—	(1.91)		—
Total distributions declared to shareholders	$—	$(1.91)		$(0.01)
Net asset value, end of period	$8.97	$8.48		$10.39
Total return (%) (r)(s)(t)	5.78	2.47		(13.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.51	2.56		2.91	(a)
Expenses after expense reductions (f)	2.15	2.12		2.06	(a)
Net investment income (loss)	(0.43)	(0.05)		0.37	(a)
Portfolio turnover	85	138		92
Net assets at end of period (000 omitted)	$28,513	$29,495		$39,368
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.15	2.12		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2010	2009	2008 (c)
Net asset value, beginning of period	$8.66	$10.48	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.03	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	0.06 (g)	(1.57)
Total from investment operations	$0.59	$0.09	$(1.51)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)
From net realized gain on investments	—	(1.91)	—
Total distributions declared to shareholders	$—	$(1.91)	$(0.01)
Net asset value, end of period	$9.25	$8.66	$10.48
Total return (%) (r)(s)	6.81	3.50	(12.59	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.47	1.65	(a)
Expenses after expense reductions (f)	1.15	1.15	1.06	(a)
Net investment income	0.57	0.42	0.58	(a)
Portfolio turnover	85	138	92
Net assets at end of period (000 omitted)	$93,425	$73,185	$92
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.15	1.15	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class W	Years ended 10/31
	2010	2009		2008 (c)
Net asset value, beginning of period	$8.65	$10.47		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.09		$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	0.00	(g)(w)	(1.66)
Total from investment operations	$0.58	$0.09		$(1.52)
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.01)
From net realized gain on investments	—	(1.91)		—
Total distributions declared to shareholders	$—	$(1.91)		$(0.01)
Net asset value, end of period	$9.23	$8.65		$10.47
Total return (%) (r)(s)	6.71	3.51		(12.67	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.67		2.11	(a)
Expenses after expense reductions (f)	1.25	1.20		1.16	(a)
Net investment income	0.46	1.06		1.43	(a)
Portfolio turnover	85	138		92
Net assets at end of period (000 omitted)	$1,753	$2,064		$10,982
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.25	1.20		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 10/31
	2010	2009	2008 (c)
Net asset value, beginning of period	$8.48	$10.39	$12.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.01)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	0.01 (g)	(1.56)
Total from investment operations	$0.49	$0.00 (w)	$(1.60)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)
From net realized gain on investments	—	(1.91)	—
Total distributions declared to shareholders	$—	$(1.91)	$(0.01)
Net asset value, end of period	$8.97	$8.48	$10.39
Total return (%) (r)(s)	5.78	2.47	(13.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.51	2.55	2.65	(a)
Expenses after expense reductions (f)	2.15	2.12	2.06	(a)
Net investment loss	(0.43)	(0.07)	(0.40	)(a)
Portfolio turnover	85	138	92
Net assets at end of period (000 omitted)	$101	$95	$99
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.15	2.12	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2010	2009	2008 (c)
Net asset value, beginning of period	$8.57	$10.44	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.03	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	0.01 (g)	(1.56)
Total from investment operations	$0.54	$0.04	$(1.55)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)
From net realized gain on investments	—	(1.91)	—
Total distributions declared to shareholders	$—	$(1.91)	$(0.01)
Net asset value, end of period	$9.11	$8.57	$10.44
Total return (%) (r)(s)	6.30	2.95	(12.93	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	2.05	2.15	(a)
Expenses after expense reductions (f)	1.65	1.62	1.56	(a)
Net investment income	0.08	0.39	0.08	(a)
Portfolio turnover	85	138	92
Net assets at end of period (000 omitted)	$132	$95	$93
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.65	1.62	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 10/31
	2010	2009	2008 (c)
Net asset value, beginning of period	$8.62	$10.46	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.05	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	0.02 (g)	(1.56)
Total from investment operations	$0.56	$0.07	$(1.53)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)
From net realized gain on investments	—	(1.91)	—
Total distributions declared to shareholders	$—	$(1.91)	$(0.01)
Net asset value, end of period	$9.18	$8.62	$10.46
Total return (%) (r)(s)	6.50	3.27	(12.76	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.80	1.90	(a)
Expenses after expense reductions (f)	1.40	1.37	1.31	(a)
Net investment income	0.32	0.64	0.33	(a)
Portfolio turnover	85	138	92
Net assets at end of period (000 omitted)	$101	$95	$92
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.40	1.37	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2010	2009		2008 (c)
Net asset value, beginning of period	$8.66	$10.49		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.08		$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	(0.00	)(g)(w)	(1.64)
Total from investment operations	$0.59	$0.08		$(1.50)
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.01)
From net realized gain on investments	—	(1.91)		—
Total distributions declared to shareholders	$—	$(1.91)		$(0.01)
Net asset value, end of period	$9.25	$8.66		$10.49
Total return (%) (r)(s)	6.81	3.40		(12.50	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.56		1.98	(a)
Expenses after expense reductions (f)	1.15	1.12		1.06	(a)
Net investment income	0.57	0.99		1.43	(a)
Portfolio turnover	85	138		92
Net assets at end of period (000 omitted)	$1,045	$706		$1,136
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expenses (f)	1.15	1.12		N/A

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 20, 2007, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Diversified Target Return Fund (the fund) is a series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund does invest in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term

Notes to Financial Statements – continued

instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign

Notes to Financial Statements – continued

exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of October 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$119,783,003	$—	$—	$119,783,003
United Kingdom	10,577,925	—	—	10,577,925

Notes to Financial Statements – continued

Investments at Value – continued	Level 1	Level 2	Level 3	Total
Japan	$642,319	$8,470,802	$—	$9,113,121
Switzerland	5,324,299	—	—	5,324,299
France	5,272,808	—	—	5,272,808
Germany	5,010,450	—	—	5,010,450
Netherlands	3,015,290	—	—	3,015,290
Brazil	2,619,984	—	—	2,619,984
Canada	2,064,512	—	—	2,064,512
Other Countries	10,474,614	6,008,395	—	16,483,009
Corporate Bonds	—	41,470	—	41,470
Purchased Currency Options	48,720	48,942	—	97,662
Mutual Funds	10,015,059	—	—	10,015,059
Total Investments	$174,848,983	$14,569,609	$—	$189,418,592
Short Sales	$(65,880)	$—	$—	$(65,880)

Other Financial Instruments
Futures	$(8,658,201)	$398,788	$—	$(8,259,413)
Swaps	—	1,270,171	—	1,270,171
Forward Currency Contracts	—	(4,171,198)	—	(4,171,198)
Written Options	—	(480,295)	—	(480,295)

For further information regarding security characteristics, see the Portfolio of Investments.

At October 31, 2010, the fund held 1 Level 3 security valued at $0, which was also held and valued at $0 at October 31, 2009.

Of the Level 1 investments presented above, equity investments amounting to $24,378,576 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets and currencies resulting from the fund’s individual security selections. Derivatives may be used to increase the fund’s exposure to markets or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund may use derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The volume of derivative activity, based on month-end notional amounts during the period, was as follows for the year ended October 31, 2010:

	Percentage of Net Assets
	Forwards	Futures	Swaps	Options
Average Notional Amount Outstanding	117.00%	80.77%	62.04%	0.02%
Highest Notional Amount Outstanding	197.69%	116.17%	76.71%	0.06%
Lowest Notional Amount Outstanding	86.25%	56.24%	48.22%	0.00%
Notional Amount Outstanding as of October 31, 2010	103.62%	101.40%	59.14%	0.06%

Notional amounts outstanding are at absolute value and are determined, when applicable, by netting notional amounts of contracts to buy and sell the same underlying instrument with the same counterparty with the same settlement date.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Swaps	$277,094	$(273,832)
Interest Rate Contracts	Written Interest Rate Options	—	(336,732)
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	2,793,722	(6,964,920)
Foreign Exchange Contracts	Purchased Currency Options	97,662	—
Foreign Exchange Contracts	Written Currency Options	—	(143,563)
Equity Contracts	Equity Futures	1,578,161	(9,837,574)
Equity Contracts	Purchased Equity Options	501,390	—
Credit Contracts	Credit Default Swaps	1,266,909	—
Total		$6,514,938	$(17,556,621)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Foreign Currency Transactions	Investment Transactions (Purchased Options)	Written Options
Interest Rate Contracts	$495,535	$3,171,485	$—	$—	$—
Foreign Exchange Contracts	—	—	3,635,643	(164,163)	—
Equity Contracts	(13,119,600)	—	—	(92,474)	81
Credit Contracts	—	(198,316)	—	—	—
Total	$(12,624,065)	$2,973,169	$3,635,643	$(256,637)	$81

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)	Written Options
Interest Rate Contracts	$(105,419)	$(1,586,472)	$—	$—	$35,413
Foreign Exchange Contracts	—	—	(657,779)	(23,748)	(46,328)
Equity Contracts	(9,306,313)	—	—	143,410	—
Credit Contracts	—	(588,775)	—	—	—
Total	$(9,411,732)	$(2,175,247)	$(657,779)	$119,662	$(10,915)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been

Notes to Financial Statements – continued

pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities and currencies that it anticipated the price would decline and also wrote put options on currencies and interest rate contracts that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Notes to Financial Statements – continued

Written Option Transactions

	Number of Contracts	Premiums Received	Par Amount of Contracts	Premiums Received
Outstanding, beginning of period	—	$—	$—	$—
Options written	27	783	34,519,000	469,380
Options closed	(27)	(783)	—	—
Options exercised	—	—	—	—
Options expired	—	—	—	—
Outstanding, end of period	—	$—	$34,519,000	$469,380

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA

Notes to Financial Statements – continued

Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into interest rate swaps in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position, if any, as of October 31, 2010 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At October 31, 2010, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the

Notes to Financial Statements – continued

posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31, 2010, this expense amounted to $1,554. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior two fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/10	10/31/09 (i)
Ordinary income (including any short-term capital gains)	$—	$6,393,150
Long-term capital gain	—	26,232,815
	$—	$32,625,965

(i)	Included in the fund’s distributions is $5,059 in excess of investment company taxable income and $10,014 in excess of long term capital gains.

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/10
Cost of investments	$159,715,454
Gross appreciation	30,619,936
Gross depreciation	(916,798)
Net unrealized appreciation (depreciation)	$29,703,138
Undistributed ordinary income	4,680,878
Capital loss carryforwards	(75,747,851)
Other temporary differences	1,435,870

As of October 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/17	$(63,840,270)
10/31/18	(11,907,581)
Total	$(75,747,851)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 10/31/10	Year ended 10/31/09
Class A	$—	$22,844,062
Class B	—	1,626,675
Class C	—	6,611,909
Class I	—	16,844
Class W	—	1,321,716
Class R1	—	18,217
Class R2	—	16,952
Class R3	—	16,816
Class R4	—	152,774
Total	$—	$32,625,965

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

The management fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

MFS has engaged UBS Global Asset Management (Americas) Inc. (UBS) as a sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivative instruments. MFS pays UBS a sub-advisory fee at the following annual rates:

First $1 billion of average daily net assets	0.28%
Next $1.5 billion of average daily net assets	0.185%
Average daily net assets in excess of $2.5 billion	0.16%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.40%	2.15%	2.15%	1.15%	1.25%	2.15%	1.65%	1.40%	1.15%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2012. For the year ended October 31, 2010, this reduction amounted to $717,176 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $13,751 for the year ended October 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$202,986
Class B	0.75%	0.25%	1.00%	1.00%	66,240
Class C	0.75%	0.25%	1.00%	1.00%	282,665
Class W	0.10%	—	0.10%	0.10%	2,291
Class R1	0.75%	0.25%	1.00%	1.00%	1,000
Class R2	0.25%	0.25%	0.50%	0.50%	594
Class R3	—	0.25%	0.25%	0.25%	251
Total Distribution and Service Fees					$556,027

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2010, were as follows:

Amount
Class A	$1,097
Class B	21,722
Class C	3,151

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2010, the fee was $48,693, which equated to 0.0243% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $154,355.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each

Notes to Financial Statements – continued

underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended October 31, 2010, these costs for the fund amounted to $322,813 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.0192% of the fund’s average daily net assets including the value of the auction preferred shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,984 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $983, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is

Notes to Financial Statements – continued

included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $148,777,838 and $171,772,377, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,417,477	$21,991,858	6,218,433	$48,947,264
Class B	126,650	1,135,412	302,928	2,416,679
Class C	900,154	8,028,474	1,509,916	11,795,033
Class I	3,165,784	28,996,117	9,250,725	66,558,149
Class W	269,714	2,477,980	915,780	6,513,748
Class R1	59	532	—	—
Class R2	3,351	31,025	—	—
Class R4	56,699	517,125	38,432	300,454
	6,939,888	$63,178,523	18,236,214	$136,531,327
Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	2,244,081	$16,897,927
Class B	—	—	172,580	1,290,900
Class C	—	—	536,670	4,008,922
Class I	—	—	2,228	16,844
Class W	—	—	160,660	1,212,978
Class R1	—	—	2,439	18,217
Class R2	—	—	2,257	16,952
Class R3	—	—	2,230	16,816
Class R4	—	—	20,208	152,774
	—	$—	3,143,353	$23,632,330
Shares reacquired
Class A	(4,344,642)	$(39,305,777)	(12,454,739)	$(100,389,744)
Class B	(300,404)	(2,684,327)	(522,877)	(4,095,954)
Class C	(1,198,525)	(10,698,794)	(2,356,923)	(18,836,911)
Class I	(1,515,816)	(13,913,395)	(808,497)	(6,603,127)
Class W	(318,302)	(2,879,612)	(1,886,398)	(14,595,735)
Class R1	—	—	(760)	(5,957)
Class R4	(25,263)	(230,185)	(85,439)	(719,176)
	(7,702,952)	$(69,712,090)	(18,115,633)	$(145,246,604)

Notes to Financial Statements – continued

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Net change
Class A	(1,927,165)	$(17,313,919)	(3,992,225)	$(34,544,553)
Class B	(173,754)	(1,548,915)	(47,369)	(388,375)
Class C	(298,371)	(2,670,320)	(310,337)	(3,032,956)
Class I	1,649,968	15,082,722	8,444,456	59,971,866
Class W	(48,588)	(401,632)	(809,958)	(6,869,009)
Class R1	59	532	1,679	12,260
Class R2	3,351	31,025	2,257	16,952
Class R3	—	—	2,230	16,816
Class R4	31,436	286,940	(26,799)	(265,948)
	(763,064)	$(6,533,567)	3,263,934	$14,917,053

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 12%, 11%, and 11%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, and the MFS Lifetime 2030 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2010, the fund’s commitment fee and interest expense were $2,379 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	14,029,958	201,586,250	(205,601,149)	10,015,059

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$17,856	$10,015,059

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees MFS Series Trust XV and the Shareholders of MFS Diversified Target Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Diversified Target Return Fund (one of the portfolios comprising MFS Series Trust XV) (the “Fund”) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years for the period then ended and for the period from December 20, 2007 (commencement of operations) through October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Diversified Target Return Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 20, 2007 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Sub-Investment Adviser	Independent Registered Public Accounting Firm
UBS Global Asset Management (Americas) Inc. One North Wacker Drive, Chicago, Illinois 60606	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Distributor
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741
Portfolio Managers
Curt Custard
Jonathan Davies
Joseph Flaherty
Andreas Koester
Natalie Shapiro
Philip Torres

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS and investment sub-advisory agreement among MFS Series Trust XV, on behalf of the Fund, MFS and UBS (“UBS”) (together, the “Agreements”). The Trustees consider matters bearing on the Fund and its advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreements for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS and UBS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreements for the Fund were considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS and UBS under the Agreements and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the on the investment performance of the Fund for the one-year period ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iii) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund,

Board Review of Investment Advisory Agreement – continued

(iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds, and (viii) information regarding the overall organization of UBS, including information about UBS personnel providing investment advisory services to the Fund. The comparative fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS or UBS.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

Based on information provided by Lipper Inc., the Trustees reviewed the total return investment performance of the Fund’s Class A shares as well as the performance of peer groups of funds for the one-year period ended December 31, 2009. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on December 20, 2007 and has a limited operating history and performance record; therefore, no performance data for the three- or five-year period was available. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreements, that they were satisfied with MFS’ and UBS’ responses and efforts relating to investment performance.

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees noted that MFS (and not the Fund) pays UBS its sub-advisory fee from its advisory fees. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, and with respect to the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fees charged to the Fund and the sub-advisory fee paid by MFS to UBS represent reasonable compensation in light of the services being provided by MFS and UBS to the Fund.

In addition, the Trustees considered MFS’ and UBS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in

Board Review of Investment Advisory Agreement – continued

the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS, UBS, and MFS’ ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreements, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS and UBS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS and UBS such as reputational value derived from serving as an investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS and MFS’ investment sub-advisory agreement with UBS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a certain series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2010 and 2009, audit fees billed to the Fund by D&T were as follows:

	Audit Fees
	2010	2009
Fees billed by D&T:
MFS Diversified Target Return Fund	53,391	52,360

For the fiscal years ended October 31, 2010 and 2009, fees billed by D&T for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by D&T:
To MFS Diversified Target Return Fund	0	0	10,367	10,164	2,035	695
To MFS and MFS Related Entities of MFS Diversified Target Return Fund *	1,422,611	1,091,529	0	0	0	142,584

	2010	2009
Aggregate fees for non-audit services:
To MFS Diversified Target Return Fund, MFS and MFS Related Entities#	1,741,838	1,293,097

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by D&T for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings and, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: December 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: December 16, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2010

*	Print name and title of each signing officer under his or her signature.